Exhibit 99.1

PennyMac Mortgage Investment Trust June 5, 2012 Keefe, Bruyette & Woods Mortgage Finance Conference

2 This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management’s beliefs, estimates, projections and assumptions with respect to, among other things, the Company’s financial results, future operations, business plans and investment strategies, as well as industry and market conditions, all of which are subject to change. Words like “believe,” “expect,” “anticipate,” “promise,” “plan,” and other expressions or words of similar meanings, as well as future or conditional verbs such as “will,” “would,” “should,” “could,” or “may” are generally intended to identify forward-looking statements. Actual results and operations for any future period may vary materially from those projected herein, from past results discussed herein, or illustrative examples provided herein. Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: changes in general business, economic, market and employment conditions from those expected; continued declines in residential real estate and disruption in the U.S. housing market; the availability of, and level of competition for, attractive risk-adjusted investment opportunities in residential mortgage loans and mortgage-related assets that satisfy our investment objectives and investment strategies; changes in our investment or operational objectives and strategies, including any new lines of business; the concentration of credit risks to which we are exposed; the availability, terms and deployment of short-term and long-term capital; unanticipated increases in financing and other costs, including a rise in interest rates; the performance, financial condition and liquidity of borrowers; increased rates of delinquency or decreased recovery rates on our investments; increased prepayments of the mortgage and other loans underlying our investments; changes in regulations or the occurrence of other events that impact the business, operation or prospects of government sponsored enterprises; changes in government support of homeownership; changes in governmental regulations, accounting treatment, tax rates and similar matters; and our ability to satisfy complex rules in order to qualify as a REIT for U.S. federal income tax purposes. You should not place undue reliance on any forward-looking statement and should consider all of the uncertainties and risks described above, as well as those more fully discussed in reports and other documents filed by the Company with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to publicly update or revise any forward-looking statements or any other information contained herein, and the statements made in this presentation are current as of the date of this presentation only. Forward-Looking Statements Keefe, Bruyette & Woods Mortgage Finance Conference

3 Year-to-Date 2012 Highlights First Quarter Earnings 1Q12 Diluted EPS of $0.65 per share, and dividend of $0.55 per share 1Q12 net Income of $19.1 million on revenue of $46.6 million Correspondent funding volume increased to $1.8 billion (Conventional fundings of $992 million, 55% of total), up 81% from the fourth quarter; lock volume reached $2.4 billion Second Quarter (Quarter-to-date) Highlights Acquired a distressed whole loan pool totaling $90 million in unpaid principal balance (UPB) in April Purchased two additional pools totaling $233 million of UPB in June 2012 Recently entered into an agreement to purchase one more pool of nonperforming loans totaling $98 million in UPB, for settlement in June 2012 (1) Completed offering in excess of 10 million shares of common stock, with net proceeds totaling $198 (1) million These pending transactions are subject to continuing due diligence, customary closing conditions, and obtaining additional capital adequate to fund the acquisitions. There can be no assurance that the committed amount will ultimately be acquired or that the transactions will be completed at all. Keefe, Bruyette & Woods Mortgage Finance Conference

4 PMT’s Business Segments Pretax Income Distressed Mortgage Investments pretax income increased 5.6% from the fourth quarter Correspondent Lending up 33% from fourth quarter driven by increased gain on sale of mortgage loans acquired for sale and interest income (Unaudited) Keefe, Bruyette & Woods Mortgage Finance Conference Quarter ended March 31, 2012 Distressed ($ in thousands) Mortgage Correspondent PMT Investments Lending consolidated Revenues: External Net gain on investments 11,488 $ - $ 11,488 $ Interest income 13,638 2,792 16,430 Net gain on mortgage loans acquired for sale - 13,370 13,370 Other income 3,900 1,461 5,361 Intersegment 16 (16) - Total revenues 29,042 17,607 46,649 Expenses: Interest 5,310 1,364 6,674 Loan processing fees payable to affiliate - 6,124 6,124 Other 9,021 255 9,276 Total expenses 14,331 7,743 22,074 Pre-tax income 14,711 $ 9,864 $ 24,575

Fundings totaled $1.8 billion in 1Q12, up 81% vs. 4Q11 Conventional volume increased 75% from 4Q11 2Q12 QTD(1) total fundings reach $2.0 billion Locks: $2.9 billion Conventional & Jumbo loans comprised approximately 50% of total fundings Prudently growing relationships with our correspondent sellers: Focusing on quality long-term relationships Building a best-in-class correspondent lending platform Origination characteristics remain consistent as volume grows Correspondent Funding Volume and Mix Origination Characteristics 5 Correspondent Growth Remains Strong For the two months ended May 31, 2012. Numbers are unaudited and are not intended for use in projecting future quarterly or annual results. For FHA/VA, PMT earns a sourcing fee and interest income for its holding period. (2) Keefe, Bruyette & Woods Mortgage Finance Conference 1Q11 2Q11 3Q11 4Q11 1Q12 Conventional WA LTV 76% 69% 69% 71% 69% WA FICO 750 757 772 767 770 WA DTI 32% 36% 32% 34% 32% California Originations 42% 76% 54% 77% 48% Government WA LTV 95% 96% 95% 96% 95% WA FICO 732 719 711 711 712 WA DTI 39% 41% 41% 42% 41% California Originations 82% 89% 56% 75% 48%

6 Distressed Mortgage Investments The flow of distressed whole loans for review is expected to remain steady Recent purchases, and agreements to purchase, underscore the opportunity that still exists to invest in distressed mortgages Our investment manager PNMAC Capital Management continues to see solid volume in loan pools being offered for purchase review Portfolio liquidation activity remains strong Loan acquisitions are progressing through the resolution pipeline in-line with our expectations for a ~2 year average liquidation timeframe We have enjoyed success in bringing borrowers into performing status, which ultimately optimizes outcomes for both borrowers and shareholders Deed-in-lieu and short sales resolutions continue to gain traction, helping to shorten the timeline to liquidation Pro forma transactions include $90 million of loans that settled in April 2012 and $233 million that settled in June 2012 and $99 million which is expected to settle in June 2012. These pending transactions are subject to continuing due diligence, customary closing conditions, and obtaining additional capital adequate to fund the acquisitions. There can be no assurance that the committed amount will ultimately be acquired or that the transactions will be completed at all. Amounts may not sum exactly due to the effects of rounding. Keefe, Bruyette & Woods Mortgage Finance Conference Pro Forma(1)

Strategy and Outlook for PMT

	Illustrative Leveraged Gross Return[1]	*Strategy and Outlook*
Mortgage Backed and Asset Backed Securities	15% - 20%	• Continuing to acquire ABS and MBS on an opportunistic basis • Correspondent business provides additional insight into MBS opportunities
Distressed Mortgage Whole Loans	20% - 26%	• PCM expects to review roughly $1 billion per month for possible investments throughout 2012 • Acquired $90 million in UPB of whole loans in April and acquired $230 million in UPB of performing and nonperforming whole loans in June, Agreed to purchase $99 million in UPB; settlement expected in June[2]
Correspondent Lending	27% - 39% (avg. holding period 20 days)	• Executing on growth strategies and prudently expanding network of approved sellers; HARP 2.0 refinance volume opportunity • Target for total loan fundings: $1 billion per month by end of the second quarter
Bulk Mortgage Servicing Rights Acquisitions	25% - 32%	• Opportunities enabled by PennyMac Loan Services' operational platform and seller/servicer approvals • Transactions would be structured to optimize the qualification of some portion of the investments as REIT assets

(1) Illustrative gross returns including the effect of leverage before corporate operating and other administrative expenses
(2) These pending transactions are subject to continuing due diligence, customary closing conditions, and obtaining additional capital adequate to fund the acquisitions. There can be no assurance that the committed amount will ultimately be acquired or that the transactions will be completed at all.

PennyMac® Keefe, Bruyette & Woods Mortgage Finance Conference | 7

8 Highlights of Investing in PMT Positioned to capitalize on current and long-term opportunities in residential mortgage finance with the capital, institutional relationships, operations, and management across all the critical areas for success Unique mortgage REIT able to capitalize on opportunities in residential whole loans Continued leadership in distressed whole loan investing; emerging leadership as a non-bank intermediary for new originations in correspondent lending Distinguished management team with deep expertise in all aspects of residential mortgages Access to legacy-free operational platform with more than 600 full-time staff Attractive return investments with prudent use of leverage Flexibility to adapt with the evolution of the mortgage market Keefe, Bruyette & Woods Mortgage Finance Conference

9 For questions or comments please contact us at: PennyMac Mortgage Investment Trust 6101 Condor Drive Moorpark, CA 93021 IR Contacts: Kevin Chamberlain Managing Director, Corporate Communications Christopher Oltmann Director, Investor Relations chris.oltmann@pnmac.com or InvestorRelations@pnmac.com Phone: 818-224-7442 Website: www.PennyMac-REIT.com Contact Us Keefe, Bruyette & Woods Mortgage Finance Conference

PennyMac Mortgage Investment Trust June 5, 2012 Keefe, Bruyette & Woods Mortgage Finance Conference